                                                                EXHIBIT 10.11(b)

                        INVESTMENT SUB-ADVISORY AGREEMENT

            AGREEMENT made this 16th day of May, 1998, by and between Nuveen Institutional Advisory Corp., a Delaware corporation and registered investment adviser ("Manager"), and Institutional Capital Corporation, a Delaware corporation and registered investment adviser ("Sub-Adviser").

            WHEREAS, Manager expects to be the investment manager for the Nuveen Investment Trust (the "Fund"), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of three separate series or portfolios including the Nuveen Growth and Income Stock Fund, the Nuveen Balanced Stock and Bond Fund and the Nuveen Balanced Municipal and Stock Fund (the "Initial Portfolios"); and

            WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Initial Portfolios, upon the terms and conditions hereafter set forth;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                  1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Initial Portfolios for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

                  2. Additional Portfolios. In the event that the Fund establishes one or more portfolios other than the Initial Portfolios, with respect to which the Manager desires to engage the Sub-Adviser to render investment advisory services hereunder, the Manager shall notify the Sub-Adviser of such desire. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing whereupon such portfolio or portfolios shall become a Portfolio or Portfolios hereunder.

                  3. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for, the assets designated in Schedule A hereto, as such schedule may be amended from time to time, of the Initial Portfolios and other Portfolios hereunder, all on behalf of such Portfolios. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 7, below), and will monitor the

      Portfolios' investments, and will comply with the provisions of Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Portfolios. Manager will provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Portfolios and to consult with each other regarding the investment affairs of the Portfolios. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

      Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

            (b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

            (c) Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by

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      supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for any Portfolio as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act;

            (d) will report regularly to Manager and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Portfolios, including, without limitation, review of the general investment strategies of the Portfolios, the performance of the Portfolios in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager; and

            (e) will prepare such books and records with respect to the Portfolios' securities transactions as requested by the Manager and will furnish Manager and Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

            4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.

            5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, at the end of each calendar month, an equity or fixed income portfolio management fee on the specified proportion of each Portfolio's average daily net asset value set forth in Schedule A hereto, as such schedule may be amended from time to time, at an annual rate as set forth below, which rate is determined by reference to the average daily market value of the equity and fixed income assets, respectively, of all Nuveen-sponsored investment products for which Institutional Capital serves as portfolio manager, applying the same proportions as set forth in Schedule A.

                EQUITY ASSETS OF NUVEEN-SPONSORED
                 INVESTMENT PRODUCTS MANAGED BY
                      INSTITUTIONAL CAPITAL                        EQUITY MANAGEMENT FEE

         For the first $500 million                                      .35 of 1%
         For the next $500 million                                       .30 of 1%
         For assets over $1 billion                                      .25 of 1%

             FIXED-INCOME ASSETS OF NUVEEN-SPONSORED
                 INVESTMENT PRODUCTS MANAGED BY
                      INSTITUTIONAL CAPITAL                     FIXED INCOME MANAGEMENT FEE

         For the first $500 million                                      .20 of 1%
         For the next $500 million                                       .15 of 1%
         For assets over $1 billion                                      .12 of 1%

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

            6. Services to Others. Manager understands, and has advised Fund's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies, provided that the Sub-Adviser conforms to the provisions of the Joint Business Initiative Agreement, and further provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that a Portfolio may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or

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      nature. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

            7. Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

            8. Cross-Indemnification. Each party to this Agreement ("Indemnitor") shall indemnify and hold the other party and its officers, directors, employees, representatives, agents, and affiliates (collectively, "Indemnitee") harmless as follows:

                  a. Duty to Indemnify. Each Indemnitee shall be indemnified against any and all losses, liabilities, damages, expenses and other costs (including, without limitation, Indemnitee's own attorneys' and paralegals' fees and other litigation expenses) suffered or incurred by Indemnitee arising out of or in connection with any breach or violation of this Agreement, federal or state statutes, rules or regulations, exchange or self-regulatory agency rules and regulations, or common law that is attributable in whole or, to the extent responsible, in part to Indemnitor's actions or the actions of any person whom Indemnitor may supervise or control, in any civil, criminal, administrative, arbitration, mediation or other proceeding.

                  b. Notice of Claims. An Indemnitee asserting an indemnity
            claim shall promptly notify Indemnitor in writing of the amount and nature of the claim. Upon receipt of an indemnity claim, the Indemnitor shall, within 30 days, fulfill any part of its obligation then due under this Section or give Indemnitee a written explanation for its denial of the claim. If any indemnity claim is not denied, Indemnitor shall continue to fulfill its indemnity obligations as and when they come due. The Indemnitee shall be entitled at its expense to participate in the defense of any claim, lawsuit, or proceedings. No claim asserted by a third party for which indemnification from Indemnitor is sought shall be settled without first obtaining the written consent of Indemnitor, which consent shall not be unreasonably withheld.

      9. Term; Termination; Amendment. This Agreement shall become effective with respect to the Initial Portfolios on the same date as the Management Agreement between the Fund and the Manager becomes effective; provided that it has been approved by a vote of a majority of the outstanding voting securities of each Portfolio in accordance with the requirements of the 1940 Act and shall remain in full force for a period ending two (2) years from such date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Portfolio, but only as long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Portfolio, the Sub-Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on sixty (60) days' written notice to the Sub-Adviser. This Agreement may also be terminated by the Fund with respect to any Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio on sixty (60) days' written notice to the Sub-Adviser by the Fund.

      This Agreement may be terminated with respect to any Portfolio at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination.

      This Agreement shall automatically terminate in the event the Investment Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

      10. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

      11. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Portfolio, for the enforcement of any claims.

      12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                          NUVEEN INSTITUTIONAL ADVISORY CORP., a
                                             Delaware corporation


                                          By:
                                             --------------------------------

                                             Title:
                                                   --------------------------

ATTEST:


--------------------------------

Title:
      --------------------------

                                          INSTITUTIONAL CAPITAL CORPORATION, a
                                              Delaware corporation


                                          By:
                                             --------------------------------

                                             Title:
                                                   --------------------------

ATTEST:


--------------------------------

Title:

      --------------------------

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                   Schedule A

Nuveen Growth and Income Stock Fund
Nuveen European Value Fund
Assets for which Services are to be rendered pursuant to Section 3:                  All

Proportions applied under fee schedule pursuant to Section 5:                        100% of all assets under Equity Management
                                                                                     Fee

Nuveen Balanced Stock and Bond Fund

Assets for which Services are to be rendered pursuant to Section 3:                  All

Proportions applied under fee schedule pursuant to Section 5:

                                                                                     The percentage of the Target Investment mix
                                                                                     allocated by the Fund Board of Trustees from
                                                                                     time to time to Equity Securities under
                                                                                     Equity Management Fee

                                                                                     All remaining assets under Fixed Income
                                                                                     Management Fee
Nuveen Balanced Municipal and Stock Fund

Assets for which Services are to be rendered pursuant to Section 3:                  All Equity Securities

Proportions applied under fee schedule pursuant to Section 5:                        The percentage of the Target Investment mix
                                                                                     allocated by the Fund Board of Trustees from
                                                                                     time to time to Equity Securities under
                                                                                     Equity Management Fee
Effective as of May 16, 1998